SECURITY AGREEMENT

THIS SECURITY AGREEMENT (this "Agreement") is dated as of April 27, 2012 and is entered into by and between Q LOTUS HOLDINGS, INC., a Nevada corporation with its principal place of business at 520 N. Kingsbury, Unit 1810, Chicago, IL 60654 (the "Grantor"), and MW BUSINESS CREDIT, LLC, a Nevada limited liability company with an office at 710 East Ogden Avenue, Suite 500, Naperville, Illinois 60563 (the "Secured Party").

RECITALS

WHEREAS, Grantor is executing and delivering to Secured Party Grantor's Secured Credit Note dated even date herewith in the principal amount of $326,000.00 (the “Note”).

WHEREAS, one condition of Secured Party agreeing to make the loan evidenced by the Note (the “Loan”) is the execution and delivery of this Security Agreement.

AGREEMENT

NOW, THEREFORE, the parties hereby agree as follows (capitalized terms used herein but defined shall have the meanings given thereto in the Uniform Commercial Code as in effect in the State of Oregon, as amended (the "UCC")):

1.    Grant of Security Interest. Grantor hereby grants to Secured Party a security interest in the Collateral (as defined in Section 2 below).

2.     Security for Obligations. The property serving as collateral and subject to the above security interest shall be that certain Bureau of Land Management Claim Name: RAMEX 2 and Serial No.: ORMC 149 084, located in Jackson County, Oregon, along with the products and proceeds therefrom (the "Collateral").

3.     The Grantor's Obligations Secured Hereby. The security interest created hereby is given to secure the payment and performance of all present and future obligations owing by Grantor to Secured Party whether or not for the payment of money, whether or not evidenced by a promissory note or other instrument, whether direct or indirect, absolute or contingent, due or to become due, joint or several, primary or secondary, liquidated or unliquidated, secured or unsecured, original or renewed or extended, whether arising before, during or after the commencement of any case with respect to Grantor under the United States Bankruptcy Code or any similar statute, including, but not limited to, all amounts due and owing by Grantor to Secured Party and arising out of, based upon or in connection with (i) the Note, (ii) any other loans made by Secured Party to Grantor after the date hereof, and (iii) the performance by Grantor of any term, obligation, covenant or condition contained in any other agreement between Secured Party and Grantor, or any of the foregoing (collectively the "Indebtedness" or the “Obligations”).

4.     The Grantor's Representations and Warranties. The Grantor represents and warrants and, so long as this Agreement is in effect, shall be deemed continuously to represent and warrant, that:

(a) The Grantor owns the Collateral free and clear of any liens, security interests, pledges or encumbrances.

(b) There is no effective financing statement or other instrument similar in effect covering all or any part of the Collateral on file in any state or county recording office in the States of Nevada, Oregon or Illinois except as may have been filed in favor of the Secured Party.

(c) This Agreement creates a valid security interest of the Secured Party in the Collateral securing payment of the Indebtedness. On the filing of the financing statements and the other instruments similar in effect under Section 5(b), the Secured Party will have a valid first perfected lien on and security interest in the Collateral.

(d) No consent, authorization, approval or other action by, and no notice to or filing with, any governmental authority, regulatory body or other person is required for the grant by the Secured Party of the security interest granted hereby or for the execution, delivery or performance of this Agreement by the Grantor or for the perfection or exercise by the Secured Party of its rights and remedies hereunder, except filings of financing documents.

(e) The execution and delivery of this Agreement will not violate any law or agreement governing Grantor or to which Grantor is a party, and its certificate of incorporation and bylaws do not prohibit any term or condition of this Agreement.

(f) To the extent the Collateral consists of accounts, chattel paper or general intangibles, as defined by the UCC, the Collateral is enforceable in accordance with its terms, is genuine, and fully complies with all applicable laws and regulations.

(g) Any and all Collateral which is hereafter acquired shall, and without any further conveyance, assignment or act on the part of the Grantor or the Secured Party, become and be subject to the security interest herein granted as fully and completely as though specifically described herein.

(h) The Grantor's principal place of business is as set forth in the preamble hereto.

5.     The Grantor's Covenants. The Grantor agrees and covenants that:

(a) The Collateral will remain in the possession or under the control of the Grantor (except for sale or replacement in the ordinary course) or the Secured Party and will not be used for any unlawful purpose. The Collateral will not be misused, abused, wasted or allowed to deteriorate, ordinary wear and tear excepted. The Grantor will keep the Collateral, as appropriate and applicable, in good condition and repair (ordinary wear and tear excepted), and will clean, shelter and otherwise deal with the Collateral in all such ways as are considered good practice by owners of like property.

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(b) Grantor authorizes Secured Party to file a financing statement, or alternatively, a copy of this Agreement to perfect Secured Party's security interest in the Collateral. At Secured Party's request, Grantor will, at no cost to Secured Party, sign and deliver all other documents that Secured Party reasonably considers necessary or desirable to perfect, protect and continue Secured Party's security interest in the Collateral. Grantor will pay all filing fees, title transfer fees and other fees and costs involved and will not without the prior written consent of the Secured Party, file or authorize or permit to be filed in any public office any financing statement naming the Grantor as debtor and not naming the Secured Party as secured party. Grantor irrevocably appoints Secured Party as its attorney in fact to execute financing statements and documents of title in Grantor's name and to execute all documents necessary to transfer title if there is a default in any of the Indebtedness.

(c) The Grantor will defend the Collateral against the claims and demands of all other parties, including, without limitation, defenses, setoffs, claims and counterclaims asserted against the Grantor or Secured Party; will keep the Collateral free from all security interests or other encumbrances; and will not sell, transfer, lease, assign, deliver or otherwise dispose of any Collateral or any interest therein without the prior written consent of the Secured Party, except that the Grantor may sell assets which are not material in the ordinary course.

(d) Upon request of Secured Party, Grantor will deliver to Secured Party any and all of the documents evidencing or constituting the Collateral, and Grantor will note Secured Party's interest upon any and all chattel paper if not delivered to Secured Party for possession by Grantor.

(e) Grantor will keep and maintain, and cause others to keep and maintain, the Collateral in good order, repair and condition at all times while this Agreement remains in effect. Grantor will pay when due all claims for work done on, or services rendered or material furnished in connection with the Collateral so that no lien or encumbrance may ever attach to or be filed against the Collateral.

(f) Secured Party and Secured Party's designated representatives and agents shall have the right at all reasonable times to examine and inspect the Collateral wherever located.

(g) Grantor will pay when due all taxes, assessments and liens upon the Collateral and its use or operation. Grantor may withhold any such payment or may elect to contest any lien if Grantor is in good faith conducting an appropriate proceeding to contest the obligation to pay and so long as Secured Party's interest in the Collateral is not jeopardized in Secured Party's sole opinion. If the Collateral is subjected to a lien which is not discharged within fifteen (15) days, Grantor shall deposit with Secured Party cash, a sufficient corporate surety bond or other security satisfactory to Secured Party in an amount adequate to provide for the discharge of the lien plus any interest, costs, attorneys' fees or other charges that could accrue as a result of foreclosure or sale of the Collateral. In any contest Grantor shall defend itself and Secured Party and shall satisfy any final adverse judgment before enforcement against the Collateral. Grantor shall name Secured Party as an additional obligee under any surety bond furnished in the contest proceedings. Grantor further agrees to furnish Secured Party with evidence that such taxes, assessments and governmental and other charges have been paid in full and in a timely manner.

(h) Grantor shall comply promptly with all laws, ordinances, rules and regulations of all governmental authorities, now or hereafter in effect, applicable to the ownership, production, disposition or use of the Collateral. Grantor may contest in good faith any such law, ordinance or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Secured Party's interest in the Collateral, in Secured Party's opinion, is not jeopardized.

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(i) Grantor shall procure and maintain all risks insurance, including without limitation fire, theft and liability coverage together with such other insurance as Secured Party may require with respect to the Collateral, in form, amounts, coverages and basis reasonably acceptable to Secured Party and issued by a company or companies reasonably acceptable to Secured Party. Grantor upon request of Secured Party, will deliver to Secured Party from time to time the policies or certificates of insurance in form satisfactory to Secured Party, including stipulations that coverages will not be cancelled or diminished without at least thirty (30) days' prior written notice to Secured Party and not including any disclaimer of the insurer's liability for failure to give such a notice. Each insurance policy also shall include an endorsement providing that coverage in favor of Secured Party will not be impaired in any way by any act, omission or default of Grantor or any other person. In connection with all policies covering Collateral, Grantor will provide Secured Party with such loss payable or other endorsements as Secured Party may require. If Grantor at any time fails to obtain or maintain any insurance as required under this Agreement, Secured Party may (but shall not be obligated to) obtain such insurance as Secured Party deems appropriate, including if Secured Party so chooses, single interest insurance, which will cover only Secured Party s interest in the Collateral.

(j) Grantor shall promptly notify Secured Party of any loss or damage to the Collateral. Secured Party may make proof of loss if Grantor fails to do so within fifteen (15) days of the casualty. All proceeds of any insurance on the Collateral, including accrued proceeds thereon, shall be held by Secured Party as part of the Collateral. If Secured Party consents to repair or replacement of the damaged or destroyed Collateral, Secured Party shall, upon satisfactory proof of expenditure, pay or reimburse Grantor from the proceeds for the reasonable cost of repair or restoration. If Secured Party does not consent to repair or replacement of the Collateral, Secured Party shall retain a sufficient amount of the proceeds to pay all of the Indebtedness, and shall pay the balance to Grantor. Any proceeds which have not been disbursed within six (6) months after their receipt and which Grantor has not committed to the repair or restoration of the Collateral shall be used to prepay the Indebtedness.

(k) Grantor, upon request of Secured Party, shall furnish to Secured Party reports on each existing policy of insurance showing such information as Secured Party may reasonably request including the following: (i) the name of the insurer; (ii) the risks insured; (iii) the amount of the policy; (iv) the property insured; (v) the then current value on the basis of which insurance has been obtained and the manner of determining that value; and (vi) the expiration date of the policy. In addition, Grantor shall upon request by Secured Party (however not more often than annually) have an independent appraiser satisfactory to Secured Party determine, as applicable, the cash value or replacement cost of the Collateral.

(1) Grantor will notify the Secured Party promptly in writing of any change in the Grantor's address or in the address at which records concerning the Collateral are kept and any change in the Grantor's name.

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6.     Grantor's Right to Possession and to Collect Accounts. Until an Event of Default as defined in Section 8 of this Agreement shall exist and except as otherwise provided below with respect to accounts, Grantor may have possession of the property and beneficial use of all the Collateral and may use it in any lawful manner not inconsistent with this Agreement, provided that Grantor's right to possession and beneficial use shall not apply to any Collateral where possession of the Collateral by Secured Party is required by law to perfect Secured Party's security interest in such Collateral. Until otherwise notified by Secured Party, Grantor may collect any of the Collateral consisting of accounts. Upon Secured Party giving notice to Grantor of the existence of an Event of Default as defined in Section 8 of this Agreement, which notice shall (a) identify the default or defaults on which such notice is based and (b) be binding and conclusive upon Grantor for purposes of Secured Party's commencement of actions to collect the Collateral consisting of accounts, then Secured Party shall have complete right and authority to take any and all actions deemed necessary or desirable in its sole opinion to collect the accounts and to notify account debtors to make payments directly to Secured Party for application to the Indebtedness. If Secured Party at any time has possession of any Collateral, whether before or after an Event of Default, Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if Secured Party takes such action for that purpose as Grantor shall request or as Secured Party, in Secured Party's sole discretion, shall deem appropriate under the circumstances, but failure to honor any request by Grantor shall not of itself be deemed to be a failure to exercise reasonable care. Secured Party shall not be required to take any steps necessary to preserve any rights in the Collateral against prior parties, nor to protect, preserve or maintain any security interest given to secure the Indebtedness.

7.     Secured Party's Expenditures. If any action or proceeding is commenced that would materially affect Secured Party's interest in the Collateral or if Grantor fails to comply with any provision of this Agreement or the Note, including but not limited to Grantor's failure to discharge or pay when due any amounts Grantor is required to discharge or pay under this Agreement, Secured Party on Grantor's behalf may (but shall not be obligated to) take any action that Secured Party deems appropriate, including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on the Collateral and paying all costs for insuring, maintaining and preserving the Collateral. All such expenditures incurred or paid by Secured Party for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Secured Party to the date of repayment by Grantor. All such expenses will become a part of the Indebtedness and will be payable on demand or (b) be added to the principal balance of the Note. This Agreement and the security interest granted hereby also will secure payment of these amounts. Such right shall be In addition to all other rights and remedies to which Secured Party may be entitled upon an Event of Default.

8.     Events of Default. Each of the following shall constitute an Event of Default under this Agreement:

(a) Grantor fails to make any payment when due in accordance with the Indebtedness.

(b) Grantor fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or the Note or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Secured Party and Grantor.

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(c) Should Grantor default under any loan, extension of credit, security agreement, purchase or sales agreement or any other agreement, in favor of any other creditor or person that may materially affect any of Grantor's property or Grantor's ability to repay the Indebtedness or perform its obligations under this Agreement or the Note.

(d) Any warranty, representation or statement made or furnished to Secured Party by Grantor or on Grantor's behalf under this Agreement or the Note is false or misleading in any material respect at the time made or furnished.

(e) This Agreement or any other agreement entered into in connection with the creation, perfection and continuity of the security interest granted herein ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien) at any time and for any reason.

(f) The dissolution or termination of Grantor's existence as a going business, the insolvency of Grantor, the appointment of a receiver for any part of Grantor's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Grantor.

(g) Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Grantor or by any governmental agency against any collateral securing the Indebtedness. However, this Event of Default shall not apply if there is a good faith dispute by Grantor as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Grantor gives Secured Party written notice of the creditor or forfeiture proceeding and deposits with Secured Party monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Secured Party, in its sole discretion, as being an adequate reserve or bond for the dispute.

9.     Rights and Remedies on Default. Upon the occurrence of any Event of Default, Secured Party shall have all the rights of a secured party under the UCC. In addition and without limitation Secured Party may exercise any one or more of the following rights and remedies:

(a) Secured Party may declare the entire Indebtedness immediately due and payable, without notice of any kind to Grantor.

(b) Secured Party may require Grantor to deliver to Secured Party all or any portion of the Collateral and any and all certificates of title and other documents relating to the Collateral. Secured Party may require Grantor to assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party. Secured Party also shall have full power to enter upon the property of Grantor to take possession of and remove the Collateral. If the Collateral contains other goods not covered by this Agreement at the time of repossession, Grantor agrees Secured Party may take such other goods, provided that Secured Party makes reasonable efforts to return them to Grantor after repossession.

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(c) Secured Party shall have full power to sell, lease, transfer or otherwise deal with the Collateral or proceeds thereof in Secured Party's own name or that of Grantor. Secured Party may sell the Collateral at public auction or private sale. Unless the Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market, Secured Party will give Grantor, and other persons as required by law, reasonable notice of the time and place of any public sale, or the time after which any private sale or any other disposition of the Collateral is to be made. However, no notice need be provided to any person who, after an Event of Default occurs, enters into and authenticates an agreement waiving that person's right to notification of sale. The requirements of reasonable notice shall be met if such notice is given at least ten (10) days before the time of the sale or disposition. All expenses relating to the disposition of the Collateral, including without limitation the expenses of retaking, holding, insuring, preparing for sale and selling the Collateral, shall become part of the Indebtedness secured by this Agreement and shall be payable on demand, with interest at the Note rate from date of expenditure until repaid.

(d) Secured Party shall have the right to have a receiver appointed to take possession of all or any part of the Collateral, with the power to protect and preserve the Collateral, to operate the Collateral preceding foreclosure or sale, and to collect the rent from the Collateral and apply the proceeds, over and above the cost of the receivership, against the Indebtedness. The receiver may serve without bond if permitted by law. Secured Party's right to the appointment of a receiver shall exist whether or not the apparent value of the Collateral exceeds the Indebtedness by a substantial amount. Employment by Secured Party shall not disqualify a person from serving as a receiver.

(e) Secured Party, either itself or through a receiver, may collect the payments, rents, income and revenues from the Collateral. Secured Party may at any time in Secured Party's discretion transfer any Collateral into Secured Party's own name or that of Secured Party's nominee and receive the payments, rents, income and revenues therefrom and hold the same as security for the Indebtedness or apply it to payment of the Indebtedness in such order of preference as Secured Party may determine. Insofar as the Collateral consists of accounts, general intangibles, insurance policies, instruments, chattel paper, choses in action, or similar property, Secured Party may demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose or realize on the Collateral as Secured Party may determine, whether or not Indebtedness or Collateral is then due. For these purposes, Secured Party may, on behalf of and in the name of Grantor, receive, open and dispose of mail addressed to Grantor; change any address to which mail and payments are to be sent; and endorse notes, checks, drafts, money orders, documents of title, instruments and items pertaining to payment, shipment or storage of any Collateral. To facilitate collection, Secured Party may notify account debtors and obligors on any Collateral to make payments directly to Secured Party.

(f) If Secured Party chooses to sell any or all of the Collateral, Secured Party may obtain a judgment against Grantor for any deficiency remaining on the Indebtedness due to Secured Party after application of all amounts received from the exercise of the rights provided in this Agreement. Grantor shall be liable for a deficiency even if the transaction described in this subsection is a sale of accounts or chattel paper.

(g) Secured Party shall have all the rights and remedies of a secured creditor under the provisions of the UCC as it may be amended from time to time. In addition, Secured Party shall have and may exercise any or all other rights and remedies it may have available at law, in equity or otherwise.

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(h) Except as may be prohibited by applicable law, all of Secured Party's rights and remedies, whether evidenced by this Agreement or the Note, or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Secured Party to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor's failure to perform, shall not affect Secured Party's right to declare a default and exercise its remedies.

10.  Miscellaneous Provisions.

(a) Amendments. This Agreement constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

(b) Attorneys' Fees; Expenses. Grantor agrees to pay upon demand all of Secured Party's costs and expenses, including Secured Party's attorneys' fees and Secured Party's legal expenses, incurred in connection with the preparation of this Agreement, the Note and the Loan and incurred in connection enforcement of this Agreement, including, but not limited to, in connection with any bankruptcy or insolvency proceeding involving Grantor. Secured Party may hire or pay someone else to help enforce this Agreement, and Grantor shall pay the costs and expenses of such enforcement. Costs and expenses include but are not limited to Secured Party's reasonable attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals and any anticipated post-judgment collection services. Grantor also shall pay all court costs and such additional fees as may be directed by the court.

(c) Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

(d) No Waiver by Secured Party. Secured Party shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Secured Party. No delay or omission on the part of Secured Party in exercising any right shall operate as a waiver of such right or any other right. A waiver by Secured Party of a provision of this Agreement shall not prejudice or constitute a waiver of Secured Party's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Secured Party, nor any course of dealing between Secured Party and Grantor, shall constitute a waiver of any of Secured Party's rights or of any of Grantor's obligations as to any future transactions. Whenever the consent of Secured Party is required under this Agreement, the granting of such consent by Secured Party in any instance shall not constitute continuing consent to subsequent instances where such consent is required.

(e) Notices. All notices, requests, demands and other communications hereunder shall be deemed to have been duly given if in writing and either delivered personally, sent by facsimile transmission or by nationally recognized overnight delivery service, or mailed by postage prepaid registered or certified U.S. mail, return receipt requested to the address of the intended recipient set forth in the preamble or such other address as may be designated in writing by notice given hereunder, and shall be effective upon personal delivery or facsimile transmission thereof or upon delivery by registered or certified U.S. mail or one (1) business day following deposit with a nationally recognized overnight delivery service.

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(f) Power of Attorney. Grantor hereby appoints Secured Party as Grantor's irrevocable attorney-in-fact for the purpose of executing any documents necessary to perfect, amend, or to continue the security interest granted in this Agreement or to demand termination of filings of other secured parties. Secured Party may at any time, and without further authorization from Grantor, file a carbon, photographic or other reproduction of any financing statement or of this Agreement for use as a financing statement. Grantor will reimburse Secured Party for all expenses for the perfection and the continuation of the perfection of Secured Party's security interest in the Collateral.

(g) Severability. If a court of competent jurisdiction finds any provision of this Agreement to be illegal, invalid or unenforceable as, to any circumstance, that finding shall not make the offending provision illegal, invalid or unenforceable as to any other circumstance. If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable. If the offending provision cannot be so modified, it shall be considered deleted from this Agreement. Unless otherwise required by law, the illegality, invalidity or unenforceability of any provision of this Agreement shall not affect the legality, validity or enforceability of any other provision of this Agreement.

(h) Successors and Assigns. Subject to any limitations stated in this Agreement on transfer of Grantor's interest, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns. If ownership of the Collateral becomes vested in a person other than Grantor, Secured Party, without notice to Grantor, may deal with Grantor's successors with reference to this Agreement and the Indebtedness by way of forbearance or extension without releasing Grantor from the obligations of this Agreement or liability under the Indebtedness.

(i) Survival of Representations and Warranties. All representations, warranties and agreements made by Grantor in this Agreement shall survive the execution and delivery of this Agreement, shall be continuing in nature, and shall remain in full force and effect until such time as Grantor's Indebtedness shall be paid in full.

(j) Time is of the Essence. Time is of the essence in the performance of this Agreement.

(k) Counterparts/Further Assurances. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Each of the parties agrees to sign such other and further documents as may be reasonably necessary to carry out the intentions expressed in this Agreement.

(1) Governing Law. This Agreement and all amendments thereto shall be governed, construed and enforced in accordance with the laws of the State of Illinois.

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(m)Jurisdiction and Venue. Grantor acknowledges that this Agreement was negotiated in the State of Illinois and there are substantial contacts between the parties and the transactions contemplated in the State of Illinois. For purposes of any action or proceeding arising out of this Agreement, the parties hereto expressly submit to the jurisdiction of all courts located in Chicago, State of Illinois, the laws of which shall be the applicable law. Grantor consents that it may be served with any process or paper by registered mail or by personal service within or without the State of Illinois in accordance with applicable law. Furthermore, Grantor waives and agrees not to assert in any such action, suit or proceeding that it is not personally subject to the jurisdiction of such courts, that the action, suit or proceeding is brought in an inconvenient forum or that venue of the action, suit or proceeding is improper. It is the intent of the parties hereto that all provisions of this Agreement shall be governed by and construed in accordance with the laws of the State of Illinois. To the extent that a court of competent jurisdiction finds Illinois law inapplicable with respect to any provisions hereof, then, as to those provisions only, the laws of the jurisdiction where the Collateral is located shall be deemed to apply. Nothing contained in this paragraph shall limit or restrict the right of Secured Party to commence any proceeding in the courts located in the jurisdiction in which the Collateral is located to the extent Secured Party deems such proceeding necessary or advisable to exercise remedies available under the Note. Notwithstanding the foregoing to the contrary, the Secured Party may institute and prosecute any action, suit or proceeding in any court of competent jurisdiction it shall deem advisable in connection with the enforcement of its rights hereunder.

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IN WITNESS WHEREOF, the parties to this Agreement have executed this Agreement as of the date first set forth above.

"GRANTOR"

Q LOTUS HOLDINGS, INC.

By:	/s/ Gary Rosenberg
	Name:	Gary Rosenberg
	Title:	Chief Executive Officer

SECURED PARTY:

MW BUSINESS CREDIT, LLC

By:	/s/ Timothy Bellcourt
	Name:	Timothy Bellcourt
	Title:	Manager

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